Exhibit 99.2

Fourth Quarter 2008 Update

Navigating through Challenging Markets Well capitalized Bolstered capital position with $100M debt financing with affiliates in 4Q08 Slowed growth at EquiTrust Life in mid-2008 in order to be capital self-sustaining Strict expense controls Estimated excess capital at 12/31/08 Approximately $190M under A.M. Best BCAR model for an A rating Approximately $50M under S&P capital model for an A rating $80M at the holding company     Sufficient liquidity Holding higher levels of cash Access to FHLB funding Farm Bureau Life $900M EquiTrust Life $250M $2.2 billion of securities in a gain position     Solid investment portfolio 96% investment grade fixed income securities Unrealized losses primarily due to spread widening and level of interest rates     Corporate Guiding Principles remain Integrity Financial Strength Operational Excellence

          Capitalization      Long-term debt
          Revolving line of credit                                     $        59,446              $      - Senior notes, due 2014        75,305    75,305    Senior notes, due 2017        98,700    98,700    Notes payable to affiliates   100,000   100,000   Trust preferred securities, 5%, due 2047          97,000    97,000 Total debt                           430,451         371,005
      Preferred stock      3,000    3,000     Common stockholder’s equity, excluding AOCL        905,123  905,123             Total capitalization, excluding AOCL    1,338,574 1,279,128          Accumulated other comprehensive loss        (649,758)       (649,758) Total capitalization, including AOCL        $ 688,816 $ 629,370           As of Dec. 31, 2008 (Dollars in thousands)        Pro Forma* (Dollars in thousands)       21.4%      Debt/total capitalization                                         24.9%
     Excluding AOCL, including credit for trust preferred securities  *Reflects line of credit paid off in February 2009

www.fblfinancial.com

FBL Financial Group, Inc.

Fourth Quarter 2008 Update

FBL Financial Group, Inc.

A Family of Insurance & Financial Services Companies

Farm Bureau Financial Services

EquiTrust Financial Services

Navigating through Challenging Markets

- Well capitalized
  - Bolstered capital position with $100M debt financing with affiliates in 4Q08
  - Slowed growth at EquiTrust Life in mid-2008 in order to be capital self-sustaining
  - Strict expense controls
  - Estimated excess capital at 12/31/08
    - Approximately $190M under A.M. Best BCAR model for an A rating
    - Approximately $50M under S&P capital model for an A rating
    - $80M at the holding company
- Sufficient liquidity
  - Holding higher levels of cash
  - Access to FHLB funding
    - Farm Bureau Life $900M
    - EquiTrust Life $250M
  - $2.2 billion of securities in a gain position
- Solid investment portfolio
  - 96% investment grade fixed income securities
  - Unrealized losses primarily due to spread widening and level of interest rates
- Corporate Guiding Principles remain
  - Integrity
  - Financial Strength
  - Operational Excellence

FBL Financial Group, Inc.

Capitalization

	As of Dec. 31, 2008 (Dollars in thousands)	Pro Forma* (Dollars in thousands)
Long-term debt		
Revolving line of credit	$ 59,446	$ -
Senior notes, due 2014	75,305	75,305
Senior notes, due 2017	98,700	98,700
Notes payable to affiliates	100,000	100,000
Trust preferred securities, 5%, due 2047	97,000	97,000
Total debt	430,451	371,005
Preferred stock	3,000	3,000
Common stockholder's equity, excluding AOCL	905,123	905,123
Total capitalization, excluding AOCL	1,338,574	1,279,128
Accumulated other comprehensive loss	(649,758)	(649,758)
Total capitalization, including AOCL	$ 688,816	$ 629,370
Debt/total capitalization	24.9%	21.4%
Excluding AOCL, including credit for trust preferred securities		

*Reflects line of credit paid off in February 2009

FBL Financial Group, Inc.

Statutory Capital

Farm Bureau Life

Total Adjusted Capital



$392M
$419M
$405M
400
200
0
12/31/06
12/31/07
12/31/08

Risk Based Capital Ratio



412%
407%
416%
400%
200%
0%
12/31/06
12/31/07
12/31/08

EquiTrust Life

Total Adjusted Capital



$350M
$422M
$422M
400
200
0
12/31/06
12/31/07
12/31/08

Risk Based Capital Ratio



274%
428%
300%
400%
200%
0%
12/31/06
12/31/07
12/31/08

Ratings

Insurance Company	Financial Strength Rating	Source	Outlook
Farm Bureau Life Insurance Co.	B++ (Good)	A.M. Best	Negative
EquiTrust Life Insurance Co.	B+ (Good)	A.M. Best	Negative
Farm Bureau Life Insurance Co.	A- (Strong)	Standard & Poor's	Negative
EquiTrust Life Insurance Co.	A- (Strong)	Standard & Poor's	Negative

Holding Company	Credit Rating	Source	Outlook
FBL Financial Group, Inc.	bb	A.M. Best	Negative
FBL Financial Group, Inc.	BBB-	Standard & Poor's	Negative

- **Communicate proactively and transparently**
- **Manage capital at the A rating levels**

FBL Financial Group, Inc.

A.M. Best Indicative Rating Levels


260%
240%
220%
200%
180%
160%
140%
120%
100%
241%
214%
191%
166%
A++
175%
A+
160% to 175%
A
145% to 160%
A-
130% to 145%
B to B++
100% to 130%
2007
2008
2007
2008
Farm Bureau Life
EquiTrust Life

FBL Financial Group, Inc.

S&P Estimated Excess Capital "Manage to A" Rating Level



Millions
$75
$65
$55
$45
$35
$25
$15
$5
-$5
$54
$55
$31
($2.4)
2007
2008
2007
2008
Farm Bureau Life
EquiTrust Life

FBL Financial Group, Inc.

High Quality, Diversified Investment Portfolio



Investments by Type
1.7%
2.9%
12.7%
44.6%
14.4%
23.7%
Corporate Securities
Mortgage and Asset-backed Securities
Government
Commercial Mortgage Loans
Policy Loans
Other



Investment Quality
3.8%
36.2%
60.0%
A or higher
BBB
Below investment grade

FBL Financial Group, Inc.

Corporate Securities


3%
26%
26%
4%
4%
2%
10%
25%
Financial Services
Maufacturing
Mining
Retail Trade
Services
Transportation
Utilities
Other

- Well diversified by industry and individual issue

FBL Financial Group, Inc.

Mortgage and Asset-Backed Securities


1% Non-mortgage
1% Subprime
Alt-A 17%
Commercial Mortgage 27%
Prime/Government Agency 54%

$3.0 billion

As of 12/31/08 at amortized cost

- Allocation to structured products has been declining since 2004
- All fixed rate
- 79% of RMBS is 2004 and prior vintage years
- Minimal exposure to subprime is AAA rated

FBL Financial Group, Inc.

Diversified Commercial Mortgage Loan Portfolio


2% Other
Industrial 30%
Office 34%
Retail 34%

Collateral Type


Pacific 19%
Mountain 10%
W.N. Central 12%
E.N. Central 20%
NE 4%
Mid Atlantic 2%
S. Atlantic 24%
E.S. Central 4%
W.S. Central 5%

- New loans are $5M - $15M with $5.5M average loan size
- Underwritten internally
- Average loan-to-value of 59%
- Long history of extremely low delinquency rates
- No single-family, hotel, apartment construction or agricultural loans

FBL Financial Group, Inc.

Unrealized Losses on Investments

- $1.5 billion unrealized losses on investments at December 31, 2008
  - Reflects strong asset growth during period of low spreads
  - Majority due to spread widening and level of interest rates
- Diligent other-than-temporary impairment process
  - External auditors and Audit Committee of Board involved
- Watch List includes all securities with a market price < 75% of book value
  - Majority due to spread widening and level of interest rates
- 4Q08 impairments of $9.2 million after-tax and offsets

FBL Financial Group, Inc.

Brand	Farm Bureau Life Insurance Company FARM BUREAU FINANCIAL SERVICES	EquiTrust Life Insurance Company EquiTrust Financial Services	Managed Property / Casualty Operations FARM BUREAU FINANCIAL SERVICES
Distribution	1,962 exclusive Farm Bureau agents	19,098 independent agents	1,176 exclusive Farm Bureau agents
Products	Comprehensive line of life insurance, annuities and mutual funds	Traditional fixed-rate, index and immediate annuities	Personal and commercial property-casualty products
Territory	15 Midwestern and Western States	National	Primarily 8 Midwestern and Western states

FBL has Exclusive Farm Bureau Franchise in 15 States

- Largest farm and ranch organization
- 6.2 million member families in the U.S.
- Use of name and logo
- Enhanced prestige and brand awareness
- Stable customer base

Farm Bureau Market Territory



MT
ND
ID
WY
SD
MN
WI
NE
IA
UT
CO
KS
AZ
NM
OK

FBL manages multi-line insurance operations

FBL life products only

FBL Financial Group, Inc.

Farm Bureau Life Offers a Comprehensive Product Portfolio

Life Insurance

- Term life
- Whole life
- Universal life
- Variable universal life

Annuities

- Deferred annuities
- Immediate annuities
- Variable annuities

Settlement Options

- Variable settlement options
- Fixed settlement options
- Structured settlements

Mutual Funds

FBL Financial Group, Inc.

Farm Bureau Life Diversified Product Mix


Traditional Annuity 45%
Traditional and Universal Life 34%
Variable Annuities and VUL 21%

$555.6 million total premiums collected;
Up 22% from 2007

FBL Financial Group, Inc.

EquiTrust Life – Three Business Dimensions


Independent Channel 77.0%
Coinsurance 22.8%
Variable Alliances 0.2%

Insurance Reserves as of December 31, 2008:
$7.8 Billion

FBL Financial Group, Inc.

EquiTrust Life Independent Channel

- Provides diversification to FBL with independent agents and national presence
  - 19,098 agents appointed as of December 31, 2008
  - Licensed in all states except New York
- Focused on meeting accumulation needs of baby boomers
  - Index annuities
  - Immediate annuities
  - Multiyear guarantee annuities
- Ranked #13 writer of index annuities for 2008*

*Source: Advantage Group - 4Q08 Sales Report

FBL Financial Group, Inc.

EquiTrust Life Independent Channel Collected Premiums



Millions
$600
$500
$400
$300
$200
$100
$0
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
Index Annuities
Fixed Rate Annuities

- Less rapid pace of growth planned
- Repriced products
- Higher margins
- Actions taken in order to be capital self-sustaining

FBL Financial Group, Inc.

Total Premiums Collected



Millions
$2,400
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$0
2004
2005
2006
2007
2008
4Q07
4Q08
Farm Bureau Life
EquiTrust Life

FBL Financial Group, Inc.

Assets Top $14 Billion



Billions
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$9.1
$10.2
$12.2
$13.9
$14.1
2004
2005
2006
2007
2008

FBL Financial Group, Inc.

Net Income and Operating Income/Loss
Per Common Share



$3.25
$2.75
$2.25
$1.75
$1.25
$0.75
$0.25
($0.25)
($0.75)
2004
2005
2006
2007
2008
4Q07
4Q08
Operating income/loss
Net income/loss

NOTE: Operating income/loss excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Operating Income/Loss Per Common Share



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
$2.07
$2.49
$2.78
$3.15
$1.64
$0.82
-$0.18
2004
2005
2006
2007
2008
4Q07
4Q08

NOTE Operating income/loss excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Key Factors Driving 2008 Operating Results

- DAC charge at EquiTrust Life
- Decrease in investment fee income
- Pressure on spreads
- Comparatively higher mortality experience
- Lower variable segment results due to equity market performance

Pre-Tax Operating Earnings



Year ended December 31, 2008
Millions
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
$27.9
$5.4
$53.1
($1.6)
($12.4)
Traditional Annuity Exclusive
Traditional Annuity Independent
Traditional & Universal Life Insurance
Variable
Corporate & Other

FBL Financial Group, Inc.

Book Value Per Common Share



$35
$30
$25
$20
$15
$10
$5
$0
$22.11
$26.42
$23.96
$28.87
$26.05
$28.88
$28.64
$29.59
$31.19
$29.98
$30.00
$8.46
2003
2004
2005
2006
2007
2008
Book Value, excluding AOCI
Book Value

FBL Financial Group, Inc.

FBL Financial Group is Addressing Challenges

- Increased liquidity
- Well capitalized
- Commitment to compliance
- Strong corporate governance
- Experienced management team

FBL
Financial Group, Inc.

FBL

Financial Group, Inc.

www.fblfinancial.com